Exhibit 10.9

PINNACLE BANKSHARES CORPORATION

2014 INCENTIVE STOCK PLAN

ARTICLE I

Establishment, Purpose, and Duration

1.1    Establishment of the Plan. Pinnacle Bankshares Corporation, a Virginia corporation (the “Company”), hereby adopts an incentive compensation plan for the Company and its Subsidiaries, known as the “2014 Incentive Stock Plan”, as set forth in this document, and referred to herein as the “Plan”. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Awards. The Plan shall become effective on the date shareholder approval of the Plan is obtained (the “Effective Date”), as long as such approval occurs within twelve months of the approval of the Plan by the Board of Directors of the Company.

1.2    Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company and its Subsidiaries by providing incentives to Key Employees and Directors that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries, in its ability to motivate, attract, and retain the services of Key Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3    Duration of the Plan. The Plan commences on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XIV herein. No Awards shall be granted under the Plan prior to the Effective Date. No Awards shall be granted under the Plan after April 8, 2024; however, Awards granted on or before April 8, 2024 shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1    Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)    “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(b)    “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Awards.

(c)    “Award Date” means the date on which an Award is made by the Committee under this Plan.

(d)    “Beneficiary” means the person designated by a Participant to (i) receive any Shares subject to a Restricted Stock Award, Restricted Stock Unit Award or Stock Award made to such Participant that is payable upon death or (ii) have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable after death (provided that with regard to a Tandem SAR and Related Option, the Beneficiary shall be the same for both Awards).

(e)    “Board” or “Board of Directors” means the Board of Directors of the Company, unless otherwise indicated.

(f)    “Cause” means (i) the willful and continued failure of the Participant to substantially perform the Participant’s duties with the Company or one of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Company, or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

(g)    “Change in Control” means a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, consistent with and interpreted in accordance with Section 409A of the Code, even if Section 409A of the Code is not applicable to the Award, and specifically defined as follows:

(i)    Change In Ownership. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. However, if any person, or more than one person acting as a group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, then the acquisition of additional stock by the same person or persons shall not be considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company).

(ii)    Change In Effective Control. Notwithstanding the fact that the Company has not undergone a change in ownership as described above, a change in the effective control of the Company shall occur only on the date that either:

(A)    Any one person or more than one person acting as a group acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(B)    A majority of members of the Company’s Board of Directors is replaced during any twelve-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors prior to the date of the appointment or election.

(iii)    Change In Ownership of Assets. A change in the ownership of a substantial portion of the assets of the Company shall occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, “gross fair market value” shall mean the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

A transfer of assets by the Company shall not be treated as a change in the ownership of such assets if the assets are transferred to:

(A)    A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(B)    An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(C)    A person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(D)    An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person who is a “related person” under applicable Treasury Regulations.

There shall be no Change in Control when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer.

(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)    “Committee” means the Board or the committee of the Board appointed to administer the Plan pursuant to Article III herein. At any time the Company is subject to the Exchange Act, all of the members of the Committee shall be “non-employee directors” as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code, as amended. Except when the Board acts as the Committee and unless otherwise determined by the Board, the Committee shall consist of the Compensation Committee of the Board.

(j)    “Company” means Pinnacle Bankshares Corporation, or any successor thereto as provided in Article XVI herein.

(k)    “Competition” means direct or indirect solicitation, contact, call upon, or communication with, or attempt to do so, any person or entity, or any representative of any person or entity, in order to obtain any business in competition with the Company Business from any of the Company’s or its Subsidiary’s depositors, borrowers, customers or suppliers with whom the Participant had Material Contact during the last two years of the Participant’s employment with the Company and its Subsidiaries. For purposes hereof, “Company Business” means the provision of, banking, trust, lending, other financial services and other services related to or provided in connection with the operation of the Company or any of its Subsidiaries; and “Material Contact” means personal contact or the supervision of the efforts of those who have direct personal contact with a depositor, borrower, customer or supplier.

(l)    “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(m)    “Domestic Relations Order” means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)    “Fair Market Value” of a Share means the closing market price (that is, the price at which last sold on the principal U.S. market or quotation system) of the Stock on the relevant date if it is a trading date or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the exchange for the principal U.S. market or principal quotation system on which the Stock is traded; or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable application of a reasonable valuation method (consistent with Treasury Regulations Section 1.409A-1(b)(5)(iv)) adopted by the Committee in good faith for such purpose.

(p)    “Family Member” means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any individual sharing the Participant’s household (other than a tenant or employee), a trust in which these individuals have more than 50% of the beneficial interest, a foundation in which these individuals (or the Participant) control the management of assets, and any other entity in which these individuals (or the Participant) own more than 50% of the voting interests.

(q)    “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(r)    “Key Employee” means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company or its Subsidiaries.

(s)    “Non-qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

(t)    “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(u)    “Participant” means a Key Employee or Director who is granted an Award under the Plan.

(v)    “Performance Criteria” means one or more specified performance goals, which may be individual or Company-based and may be stated in terms of the value of the Stock, return on equity, earnings per Share, total earnings, earnings growth, return on assets, or return on capital, or any other performance measure or measures the Committee selects, with respect to Awards.

(w)    “Period of Restriction” means the period during which Restricted Stock or Restricted Stock Units are restricted, pursuant to Article VIII or IX herein.

(x)    “Plan” means the Pinnacle Bankshares Corporation 2014 Incentive Stock Plan, as described herein and as hereafter from time to time amended.

(y)    “Related Option” means an Option with respect to which a Tandem SAR has been granted.

(z)    “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VIII herein.

(aa)    “Restricted Stock Unit” means an Award, designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX herein and valued by reference to the Fair Market Value of a Share, which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied. A Restricted Stock Unit is sometimes referred to as a “Restricted Unit.” Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

(bb)    “Securities Act” means the Securities Act of 1933, as amended.

(cc)    “Stock” or “Shares” means the common stock of the Company.

(dd)    “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

(ee)    “Stock Award” means an award of Stock granted to a Participant pursuant to Article X herein.

(ff)    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (“Section 424(f) Corporation”) and any partnership, limited liability company or joint venture in which either the Company or a Section 424(f) Corporation is at least a 50% equity participant.

ARTICLE III

Administration

3.1    The Committee. The Plan shall be administered by the Committee, which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the terms and conditions of the Plan, the Committee shall have the following specific powers: (a) to determine the terms and conditions upon which the Awards may be made, exercised, paid or distributed; (b) to determine all terms and conditions of each Agreement, which need not be identical; (c) to construe and interpret the Agreements and the Plan; (d) to establish, amend, or waive rules or regulations for the Plan’s administration; (e) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan; and (f) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole and absolute discretion. Any determination by the Committee shall be in the Committee’s sole and absolute discretion, and its determination shall be final and binding on all parties. The Committee may delegate authority to one or more officers of the Company or its Subsidiaries to grant Awards to Participants, provided that such officer shall be prohibited from granting any Awards to himself or his Family Members. The Committee shall establish the maximum number of Shares that can be granted by such officer and may establish guidelines for such officer’s authority and discretion.

The Chairman of the Board, the Chairman of the Committee, the Chief Executive Officer and the Chief Financial Officer, and such other officers or directors of the Company as shall be designated by the Committee are hereby authorized, each with power to act alone, to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may become vested or be earned or exercised only during employment or service or within a specified period of time after termination of employment or service as provided in Article XI herein, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

Subject to limitations under applicable law, the Committee is authorized in its sole and absolute discretion to issue Awards and/or accept notices, elections, consents, and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail and other permissible methods, on such basis and for such purposes as it determines from time to time.

A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts unanimously approved in writing by the Committee without a meeting, shall be deemed the action of the Committee.

3.2    Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and/or Directors as may be selected by it to be Participants. Each Award shall be evidenced by an Agreement.

3.3    Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the terms and conditions of the Plan shall be made in its sole and absolute discretion and shall be final, conclusive, and binding.

3.4    Requirements of Rule 16b-3 and Code Section 162(m). Notwithstanding any other provision of the Plan, at any time the Company is subject to the Exchange Act, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act or Section 162(m) of the Code.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise, at any time the Company is subject to the Exchange Act: (a) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act; (b) transactions with respect to persons, if any, whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (c) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5    Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

3.6    Determination of Fair Market Value. In connection with the Committee’s good faith determination of Fair Market Value as required herein, the Committee may, as guidance, take into consideration the book value of the Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company and its subsidiary bank, any reasonably recent trades of the Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of Fair Market Value herein.

ARTICLE IV

Stock Subject to the Plan

4.1    Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 150,000. Except as provided in Section 4.2 herein, the issuance of Shares in connection with the exercise of, or in settlement of any Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2    Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires or lapses for any reason other than by virtue of exercise or settlement of the Award, or if Shares issued pursuant to an Award (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award or such forfeited Shares, as applicable, again shall be available for grant under the Plan, subject to Section 7.2 herein. Notwithstanding the foregoing and except as provided in Section 7.2 herein, Shares related to any Award, or portion thereof, that is settled in cash in lieu of Stock again shall be available for grant under the Plan, subject to Section 7.2 herein. Any Shares covered by a Stand-Alone SAR shall be counted as used only to the extent Shares are actually issued to the Participant when the Stand-Alone SAR is exercised.

4.3    Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price, and the annual limits on and the aggregate number and class of Shares for which Awards thereafter may be made shall be proportionately, equitably, and appropriately adjusted in such manner as the Committee shall determine in order to retain the economic value or opportunity to reflect any stock dividend, stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event in which the number or class of Shares is changed without the receipt or payment of consideration by the Company. Where an Award being adjusted is an ISO or is subject to Section 409A of the Code, the adjustment shall also be effected so as to comply with Section 424(a) of the Code and not to constitute a modification within the meaning of Section 424(h) or 409A, as applicable, of the Code.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan and receive Awards are all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees and all Directors.

ARTICLE VI

Stock Options

6.1    Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (a) no Participant may be granted Options in any calendar year for more than 15,000 Shares, (b) the aggregate Fair Market Value (determined as of the Award Date) of Shares with respect to which any Key Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder, (c) no ISO may be granted on or following the tenth anniversary of the Effective Date, and (iv) no ISOs may be granted to a Director.

6.2    Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as defined in Section 6.3 herein), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options based on the attainment of Performance Criteria or in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine (subject to the limitations of Section 6.8 herein). The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or Non-qualified Stock Option not intended to be within the provisions of Section 422 of the Code, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-qualified Stock Option.

6.3    Option Price. The exercise price per Share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

6.4    Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, no ISO shall be exercisable after the expiration of ten years from its Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall not be exercisable after the expiration of five years from its Award Date.

6.5    Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine (subject to the limitations of Section 6.8 herein), which need not be the same for all Participants.

6.6    Method of Exercise and Delivery of Shares After Exercise. Options shall be exercised by delivery of a notice of exercise to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise (determined in the Committee’s sole and absolute discretion), or by a combination of the foregoing. In addition, the Option Price may also be paid to the Company in whole or in part by the Company’s withholding and retention of sufficient Shares issuable in connection with the exercise to cover the Option Price (determined in the Committee’s sole and absolute discretion) (a “net share exercise”).

As soon as practicable, after receipt of the notice of exercise and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name, which issuance shall be effected in book-entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests or the Committee so directs.

6.7    Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under applicable requirements of the Financial Industry Regulatory Authority, Inc. or any stock exchange or quotation system upon which such Shares are then traded, and under any blue sky or state securities laws applicable to such Shares. In addition to applicable restrictions under this Article VI and Article XVII herein, the Committee may impose such restrictions on any Shares delivered to a Participant in settlement of an Option as it may deem advisable in its sole and absolute discretion, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after settlement.

6.8    Transfer of Options. Subject to the terms of Section 6.7 herein, an Option by its terms shall not be transferable by the Participant other than due to the Participant’s death as provided in Article XVIII herein, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Participant, only by the Participant or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and must be actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the

Option depends on the life, continued service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, continued service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the terms and conditions of the Plan to transferees to the extent not specifically addressed herein.

6.9    Disqualifying Disposition of Stock Issued on Exercise of an ISO. If a Participant makes a “disposition” (within the meaning of Section 424(c) of the Code) of Shares issued upon exercise of an ISO within two years from the Award Date or within one year from the date the Shares of Stock are transferred to the Participant, the Participant shall, within ten days of disposition, notify the Committee in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.

ARTICLE VII

Stock Appreciation Rights

7.1    Grant of Tandem SARs. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee in connection with the grant, and exercisable in lieu, of Options (“Tandem SARs”). No Participant may be granted more than 15,000 Tandem SARs and Stand-Alone SARs (as defined in Section 7.6 herein) in any calendar year.

7.2    Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or in part, of a Related Option, shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised.

7.3    Other Conditions Applicable to Tandem SARs. No Tandem SAR shall be exercisable after the expiration of ten years from its Award Date; and the term of any Tandem SAR granted under the Plan shall not exceed ten years from its Award Date. A Tandem SAR may be exercised only when the Fair Market Value of a Share exceeds the Option Price of the Related Option. A Tandem SAR shall be exercised by delivery to the Company of a notice of exercise in the form prescribed by the Committee.

7.4    Payment Upon Exercise of Tandem SARs. Subject to the terms and conditions of the Agreement, upon the exercise of a Tandem SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (a) the number of Shares with respect to which the Tandem SAR is exercised by (b) an amount equal to the excess of (i) the Fair Market Value per Share on the date of exercise of the Tandem SAR over (ii) the Option Price of the Related Option.

Payment to the Participant shall be made in Shares, valued at the Fair Market Value on the date of exercise, or if the Agreement relating to the Award expressly so provides, in cash or a combination thereof.

7.5    Grant of Stand-Alone SARs. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants at the discretion of the Committee not in connection with the grant of Options (“Stand-Alone SARs”). No Participant may be granted more than 15,000 Tandem SARs and Stand-Alone SARs in any calendar year.

7.6    Stand-Alone SAR Agreement. Each Stand-Alone SAR grant shall be evidenced by an Agreement that shall specify the Base Value (as defined in Section 7.9 herein), the duration of the Stand-Alone SAR, the number of Shares to which the Stand-Alone SAR pertains, any conditions imposed upon the exercisability of the Stand-Alone SAR based on Performance Criteria or in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine consistent with the Plan. Stand-Alone SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine which need not be the same for all Participants.

7.7    Exercise of Stand-Alone SARs. Stand-Alone SARs may be exercised with respect to all or part of the Shares upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such Stand-Alone SARs. A Stand-Alone SAR shall be exercised by delivery to the Company of a notice of exercise in the form prescribed by the Committee.

7.8    Other Conditions Applicable to Stand-Alone SARs. In no event shall the term of any Stand-Alone SAR granted under the Plan exceed ten years from its Award Date. A Stand-Alone SAR may be exercised only when the Fair Market Value of a Share exceeds the Base Value.

7.9    Payment Upon Exercise of Stand-Alone SARs. Subject to the terms and conditions of the Agreement, upon the exercise of a Stand-Alone SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount (the “Stand-Alone SAR Value”) equal to the product of multiplying (a) the number of Shares with respect to which the Stand-Alone SAR is exercised by (b) an amount equal to the excess of (i) the Fair Market Value per Share on the date of exercise of the Stand-Alone SAR over (ii) the Base Value of the Stand-Alone SAR as designated in the Agreement (which Base Value shall be the Fair Market Value per Share on the Award Date or any amount greater than such Fair Market Value stated as the Base Value in the Agreement).

Payment of the Stand-Alone SAR Value to the Participant shall be made in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise or on the date of settlement in the case of a delayed payment after exercise, or if the Agreement relating to the Award expressly so provides, in cash or in a combination thereof.

7.11    Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under applicable requirements of the Financial Industry Regulatory Authority, Inc. or any stock exchange or quotation system upon which such Shares are then traded, and under any blue sky or state securities laws applicable to such Shares. In addition to applicable restrictions under this Article VII or Article XVII herein, the Committee may impose such restrictions on any Shares delivered to a Participant in settlement of a SAR as it may deem advisable in its sole and absolute discretion, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after settlement.

7.12    Transfer of SARS. Subject to the requirements of Section 7.11 herein, a SAR by its terms shall not be transferable by the Participant other than due to the Participant’s death as provided in

Article XVIII herein, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Participant, only by the Participant or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a SAR under the Plan, apply to the Committee for approval to transfer all or any portion of such SAR which is then unexercised to such Participant’s Family Member. For a Tandem SAR, such transfer shall only be allowed, subject to Committee approval, if both the Related Option and the Tandem SAR are transferred to the same Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and must be actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such SAR, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the SAR depends on the life, continued service or other status of the Participant, such privilege of the SAR for the transferee shall continue to depend upon the life, continued service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the terms and conditions of the Plan to transferees to the extent not specifically addressed herein.

ARTICLE VIII

Restricted Stock

8.1    Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine, provided, however, that no Participant may be granted Restricted Stock Awards, Restricted Stock Unit Awards and Stock Awards in any calendar year for more than 7,500 Shares of Stock. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than by the rendering of services. As determined by the Committee, Shares of Restricted Stock may be issued in book-entry or electronic form or in certificated form. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock in certificated form shall be retained by the Company or held in escrow by an escrow agent selected, and subject to change from time to time, by the Committee until the termination of the Period of Restriction pertaining thereto.

8.2    Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the number of Restricted Stock Shares granted, the applicable Period of Restriction, and any Performance Criteria or other restrictions and provisions as the Committee shall determine.

8.3    Transferability. Subject to the limitation in the next sentence and except as otherwise provided in the Plan, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction and/or the satisfaction of any Performance Criteria or other restrictions specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.4    Other Restrictions. The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal securities laws, under applicable requirements of the Financial Industry Regulatory Authority, Inc. or any stock exchange or quotation system upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions (or otherwise denote the Restricted Stock as restricted, if issued in book-entry or electronic form). Unless otherwise determined by the Committee, custody of Shares of Restricted Stock issued in certificated form shall be retained by the Company until the termination of the restrictions pertaining thereto.

8.5    Certificate Legend. In addition to any legends placed on certificates, or to which Shares of Restricted Stock issued in book-entry or electronic form are made subject, pursuant to Section 8.4 herein, any Award of Restricted Stock issued in book-entry or electronic form shall be subject to the following legend, and any certificates representing Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 2014 Pinnacle Bankshares Corporation Incentive Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Agreement dated                                 . A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Pinnacle Bankshares Corporation.

8.6    Removal of Restrictions. Except as otherwise provided in this Article VIII, the Agreement or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction or on the day immediately following the date on which the Performance Criteria have been timely satisfied, as applicable. Once the Shares are released from applicable restrictions, the Participant shall be entitled to have the related legend removed from any Stock certificate representing such shares or similar notation removed from such Shares if issued in book-entry or electronic form.

8.7    Voting Rights. Participants entitled to or holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares while subject to restrictions hereunder.

8.8    Dividends and Other Distributions. Unless otherwise provided in the Agreement, while subject to restrictions hereunder, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and the same rules for custody as the Shares of Restricted Stock with respect to which they were distributed.

ARTICLE IX

Restricted Stock Units

9.1    Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Restricted Stock Unit representing one Share) to such Participants and in such amounts as it shall determine, provided, however, that no Participant may be granted Restricted Stock Awards, Restricted Stock Unit Awards and Stock Awards in any calendar year for more than 7,500 Shares of Stock. Unless otherwise provided by the Committee, Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

9.2    Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If a Restricted Stock Unit Award is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Criteria and Period of Restriction and, if different, performance period, shall be set forth in an Agreement, and the requirements to satisfy or achieve the performance goal(s) as so provided therein shall be considered to be restrictions under the Plan.

9.3    Transferability. Subject to the limitation in the next sentence and except as otherwise provided in the Plan, the Restricted Stock Units granted hereunder and the rights thereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction and/or the satisfaction of any Performance Criteria or other restrictions specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

9.4    Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the Restricted Stock Units to which they are attributable, of dividends and other distributions made in cash or property other than Shares), during the Period of Restriction, Participants holding Restricted Stock Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding. Participants holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units until such Shares are actually issued. Unless otherwise provided in the Agreement, if any deemed dividends or other distributions would be paid in Shares, such Shares shall be considered to increase the Participant’s Restricted Stock Units with respect to which they were declared based on one Share equaling one Restricted Stock Unit. In addition, unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional Restricted Stock Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution.

9.5    Settlement After Lapse of Restrictions. Subject to the terms and conditions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), (a) if paid in Shares, a number of Shares equal to the number of Restricted Stock Units with respect to which the restrictions lapse, or (b) if paid in cash, an amount equal to the product of (i) the number of Restricted Stock Units with respect to which the restrictions lapse multiplied by (ii) the Fair Market Value per Share on the date the restrictions lapse (such amount, the “RSU Value”).

The Agreement may provide for payment of the RSU Value at the time of vesting or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”). The Committee is expressly authorized to grant Restricted Stock Units which are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units which are not deferred compensation covered by Section 409A of the Code.

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in cash or Shares as provided in the Agreement, and if paid in cash shall be valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. Any payment in Shares shall be effected in book-entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests in writing or the Committee so directs.

9.6    Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired upon settlement of an Award of Restricted Stock Units under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under applicable requirements of the Financial Industry Regulatory Authority, Inc. or any stock exchange or quotation system upon which such Shares are then traded, and under any blue sky or state securities laws applicable to such Shares. In addition to applicable restrictions under this Article IX or Article XVII herein, the Committee may impose such restrictions on any Shares delivered to a Participant in settlement of a Restricted Stock Unit as it may deem advisable in its sole and absolute discretion, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after settlement.

ARTICLE X

Stock Awards

Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to one or more Participants in such amount or amounts as it shall determine, provided, however, that no Participant may be granted Restricted Stock Awards, Restricted Stock Unit Awards and Stock Awards in any calendar year for more than 7,500 Shares. Participants receiving Stock Awards may or may not be required to pay the Company therefor although all Stock Awards are subject to applicable tax withholding.

Payment of a Stock Award shall be effected as soon as practicable after the Award Date in book-entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests in writing or the Committee so directs.

In accordance with any additional rules established by the Committee, a Director may elect to receive Director’s fees in Stock, rather than cash. To the extent any such election has been made, the Director shall be paid such Director’s fees by the grant of a Stock Award with an Award Date on the date the payment of the Director’s fees otherwise would have been made in cash by the Company.

ARTICLE XI

Termination of Employment or Service

The Committee may provide in an Agreement for vesting of Awards in connection with the termination of a Participant’s employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement, or in connection with a Change in Control, with or without the further consent of the Committee. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence. Unless otherwise provided in the Agreement pertaining to an Award or as may be required by applicable law, in determining cessation of employment, transfers between the Company and/or any Subsidiary shall be disregarded. Unless otherwise provided herein or in the Agreement pertaining to an Award, the following rules apply:

(a)    In the event that a Participant terminates his employment or service with the Company and its Subsidiaries for any reason other than death or disability (as defined in the Company’s long term disability policy or, if none, as determined by the Committee), then the unvested portion of such Award shall automatically be forfeited to the Company.

(b)    In the event that a Participant’s employment or service with the Company and its Subsidiaries is terminated because of his death or disability (as defined in the Company’s long term disability policy or, if none, as determined by the Committee), then the unvested but not yet forfeited or expired portion of such Award shall automatically vest in full and, for an Option and/or SAR, such Option and/or SAR shall remain exercisable for one year following such termination due to death or disability, provided, however, that the above provisions shall not apply to such Award if it is subject to Performance Criteria (in which event, such Award shall only vest if accelerated vesting is provided in the Agreement or by action of the Committee).

(c)    In the event that a Participant’s employment or service with the Company and its Subsidiaries is terminated for Cause, then the unvested portion and the vested portion not yet paid or exercised of such Award shall automatically be forfeited to the Company and, for an Option and/or SAR, no further exercise shall be allowed.

(d)    In the event that a Participant terminates his employment or service with the Company and its Subsidiaries and then enters into Competition (or is terminated as a result of such Competition), then the unvested portion and the vested portion not yet paid or exercised of such Award shall automatically be forfeited to the Company and, for an Option and/or SAR, no further exercise shall be allowed.

(e)    The Committee may accelerate the vesting of such Award in its discretion in the event of the Participant’s retirement (as determined by the Committee) from employment or service or for any other reason as determined in the Committee’s sole discretion.

ARTICLE XII

Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion (except that it may not take any action which would cause any Award not to comply with Section 409A of the Code) may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (a) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (b) provide for the purchase or settlement of any such Award for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (c) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (d) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE XIII

Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, and with the intent to comply with Section 409A of the Code or maintain an exemption therefrom, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may provide for a longer term than the surrendered Awards, may provide for more rapid vesting and exercisability than the surrendered Awards, or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the forgoing, neither the Committee nor the Board shall have the right or authority following the grant of an Option (and, if applicable, any related Tandem SAR) pursuant to the Plan to amend or modify the Option Price of any such Option, or to cancel the Option and related Tandem SAR at a time when the Option Price is greater than the Fair Market Value of the Share in exchange for another Option or Award, or to extend the exercise period beyond the original term of the Option. Notwithstanding the foregoing, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XIV

Amendment, Modification and Termination of the Plan

14.1    Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, if applicable, by any stock exchange or quotation system upon which the Stock is then traded, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations.

14.2    Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 and 19.8 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XV

Withholding

15.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, issuance, settlement or payment made under or as a result of this Plan.

15.2    Stock Withholding. With respect to withholding required upon the exercise of Non-qualified Stock Options, or upon the lapse of restrictions on Restricted Stock or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee if not otherwise authorized in the Agreement relating to the Award, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XVI

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVII

Restrictions on Transferability of Stock

17.1    General Restrictions.

(a)    Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any Federal, state or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable.

(b)    The Company shall be under no obligation to qualify Shares subject to any Award or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares subject to any Award or causing the issuance of such Shares to be exempt from registration and qualification under applicable Federal and state securities laws now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

17.2    Acquisition for Investment: Rights of Holder on Subsequent Registration.

(a)    Unless and until the Shares to be issued upon grant or exercise of, or otherwise attributable to, an Award under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares unless the person to whom such Shares are to be issued shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the Shares issued pursuant to, or otherwise attributable to, the Award for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

(b)    In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares attributable to an Award under the Plan, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company may take such action and may require from each Participant such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

ARTICLE XVIII

Beneficiary Designation

A Participant may designate a Beneficiary to receive any Options or Stock Appreciation Rights that may be exercised after his death or to receive any other Award that may be paid after his death, as provided for in Article XI herein or the Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid to the Participant’s estate. If the Participant and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary.

ARTICLE XIX

General

19.1    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (e.g., any stock exchange or quotation system upon which the Stock is then traded) as may be required.

19.2    Effect of Plan. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Participant, nor is it a contract between the Company or any of its Subsidiaries and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the employment or service of the Company or any of its Subsidiaries. Except as may be otherwise expressly provided in the Plan or in an Agreement, no Participant who receives an Award shall have rights as a shareholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan.

19.3    Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

19.4    Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

19.5    Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

19.6    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.7    Transfer of Awards. Except as provided in Articles VI and VII herein or in the Agreement, no Award shall be transferable for any reason (including pursuant to a Domestic Relations Order) other than due to the Participant’s death as provided in Articles XI and XVIII herein.

19.8    Non-qualified Deferred Compensation Plan Omnibus Provision. Unless otherwise provided in the applicable Agreement, it is intended that any compensation, benefits, or other remuneration, which is provided pursuant to or in connection with the Plan, which is considered to be non-qualified deferred compensation subject to Section 409A of the Code, shall be provided and paid in a manner, and at such time and in such form, including application of a six-month delay for specified employees in certain circumstances, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Committee is authorized to amend any Agreement and to amend or declare void any election by a Participant as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code. The Committee, however, shall have no responsibility or liability if any Award is subject to adverse taxation under Section 409A of the Code.

19.9    Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent Shares of Stock, the issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange or quotation system upon which the Stock is then traded. Notwithstanding any other provisions contained in this Plan, in its discretion the Committee may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in electronic form or book-entry credit. If the Company issues any Shares in electronic form or book-entry credit that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer.

19.10    Clawback. All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy adopted by the Company.

19.11    Banking Regulatory Provision. All Awards shall be subject to any condition, limitation or prohibition under any financial institution regulatory policy or rule to which the Company is subject.